Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25L

THIRTEENTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Thirteenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following upon the Effective Date:

1.    Customer desires to add Braille and Large Print Statements to the Direct Solutions (Print and Mail) services.

a)   Therefore, Schedule C, Recurring Services, is modified by adding the following to the section entitled “Recurring Services Description”:

Braille and Large Print Statements.  CSG customers can flag specific subscribers to receive a Braille or Large print statement.  CSG will create a PDF file of these subscribers.  This file is sent to a designated FTP site, to be retrieved by the Customer’s vendor of choice.  The Customer’s vendor will in turn convert these statements to Braille or Large Print format and print and mail these statements.

b)    Therefore, Schedule F, CSG Services, Section III Payment Procurement, Direct Solutions (Print and Mail), Subparagraph 7 Other Print and Mail Ancillary Service Fees, "c) Other Services" is amended by adding:

Description of Item/Unit of Measure	Frequency	Fee
iii) Braille and Large Print Statements
1.Startup (Note 12)	*** *******	$********
2.******* Processing (per *********) (Note 13)	*******	$******
3.Data File Restoration (Note 14)	*** *******	$*****

Note 12:  The ******* data frame charge is assessed against the statement data frame count excluding full backer pages, full ad pages and blank pages.  If a backer page or ad page contains subscriber statement data, it will be counted as a billable data frame.

Note 13: PDF data files are available for a period of ***** (*) ****.  Thereafter, files are archived.  In the event CSG is asked to restore an archived data file, Customer shall pay the Data File Restoration Fee.

Note 14: Braille and large print statements are not printed by CSG.  Customer must contract with a third party print vendor who can provide print processing for Braille and large print statements.  CSG can provide the contact information for a preferred provider upon Customer request.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Steve Blechschmidt	By: /s/ Randy Wiese
Title: Sr. Dr. CMS	Title: CFO
Name:	Name: Randy Wiese
Date: 7/28/2010	Date: 7/29/2010